SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): July 29, 1999

                           STEAKHOUSE PARTNERS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                000-23739                                94-3248672
(State of  Incorporation)                 (Commission File Number)              (IRS Employer Identification No.)

                             10200 Willow Creek Road
                           San Diego, California 92131
               (Address of principal executive offices) (Zip Code)

                                 (619) 689-2333
              (Registrant's telephone number, including area code)

                          GALVESTON'S STEAKHOUSE CORP.
          (Former name or former address, if changed since last report)


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Item 5.           Other Events.

                  On July 29, 1999, the stockholders of Galveston's Steakhouse Corp, a Delaware corporation (the "Registrant"), at the annual meeting of stockholders held on such date, approved certain amendments to the Registrant's Restated Certificate of Incorporation, including but not limited to, an amendment to change the name of the Registrant to Steakhouse Partners, Inc. On July 29, 1999, the Registrant filed a Certificate of Amendment to its Restated Certificate of Incorporation to amend the Registrant's Restated Certificate of Incoporation to include the approved amendments, including but not limited to, an amendment of the Registrant's name to Steakhouse Partners, Inc.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 3, 1999

                               STEAKHOUSE PARTNERS, INC.
                               (formerly known as Galveston's Steakhouse Corp.)

                               By: /s/ Hiram J. Woo
                                  ---------------------------------------------
                                   Name: Hiram J. Woo
                                   Title: President and Chief Financial Officer


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